Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Second Amendment to Development and Master Services Agreement

This Second Amendment (this “Amendment”) to the Development and Master Services Agreement (the “Agreement”) is effective as of 24 December 2024 (“Effective Date”) and entered into by and between AGC Biologics S.p.A, a company organized and existing under Italian law, with registered offices at via Meucci 3 Bresso, Milan, Italy (“AGC”) and Genenta Science S.p.A., a company incorporated and existing under Italian law, with registered offices at via Olgettina 58, Milan, Italy (“Customer”) (each a “Party” and collectively the “Parties”).

WHEREAS, AGC and Customer entered into the Agreement effective as of 06 March 2019, as amended by the Amendment to Master Services Agreement dated 05 March 2024, and the Parties now desire to amend the terms of the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises herein, the Parties, intending to be legally bound, hereby agree as follows:

1.	Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

“cGMP” means the standards, rules, principles and guidelines set out in Directive EU 2017/1572 together with the guidance for the interpretation of the principles and guidelines of good manufacturing practices for medicinal products for human use contained in Volume 4 of “The Rules Governing Medicinal Products in the European Union.”

“Timeline” means the agreed timeline for the performance of the Services as initially set out in the Work Statement 01 “Terms for the Manufacturing, testing and release of Cell Therapy Drug Product with a dedicated Team and an exclusive GMP Suite” (hereafter referred as Work Statement), and as may be amended from time to time by the Parties’ written agreement.

“Ramp-Up phase commencement date”, means the start of EGS activities as described in Work Statement 01 and has been agreed by the Parties’ as ***.

“Routine Phase Commencement Date” means the first day of the subsequent month after the Ramp up phase has been completed (***).

2.	Schedule 1A. The Parties hereby amend the Agreement to add Schedule 1A, attached herein.

3.	Part of the Agreement. This Amendment forms part of the Agreement. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

4.	Execution and Counterparts. This Amendment may be executed by electronic signature and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any signature page delivered by electronic transmission shall be binding to the same extent as an original signature page.

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The Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives effective as of the Effective Date.

Genenta Science s.r.l.		AGC Biologics S.p.A.

By:	/s/ PIERLUIGI PARACCHI	By:	/s/ Luca Alberici
Print Name:	PIERLUIGI PARACCHI	Print Name:	Luca Alberici
Title:	CEO	Title:	GM
Date:	25/12/2024	Date:	24 December 2024 | 11:03 PST

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SCHEDULE 1A: TERMS APPLICABLE TO EXCLUSIVE GMP SUITE (EGS)

This Schedule 1A (this “Schedule”) sets out the terms and conditions under which, during the Term, and subject to the payment of the Price, AGC shall reserve an Exclusive GMP Suite (EGS) and commit full time equivalents (FTE) for the exclusive benefit of Customer.

1.	EXCLUSIVE GMP SUITE AND EGS TEAM

1.1.	Scope.

a.	AGC shall (i) reserve Exclusive GMP Suite (EGS), for the exclusive benefit of the Customer for use in connection with the manufacturing Services for cell therapy; and (ii) commit a number of *** full-time equivalents (except as otherwise stated in Section 1 for use in connection with the manufacturing Services for cell therapy and any related activities (i.e. drafting and revision of production documentation) (“EGS Team”).

b.	AGC shall make the EGS available for operations for *** weeks for each 12 month recurring period starting from the Routine Phase Commencement Date. In the event this number of weeks is not reached, AGC shall issue a credit note to Customer equal to the lost volume of activity prorata temporis. For clarity, the credit note amount will be equal to the the EGS and EGS Team price paid by Customer for one (1) week, multiplied by the number of lost weeks, or as stated in Section 1.1d. Based on the current Process and historical scheduling plan, *** weeks of activity of the EGS could achieve *** batches.

c.	The number of full-time equivalents is a good faith estimate based on the current Customer’s Process that will allow EGS operativity for *** weeks within a recurring 12 month period starting from the Routine Phase Commencement Date as defined in the Work Statement 01.

d.	Penalty : In the event AGC is unable to offer *** weeks of EGC availability over a 12 month recurring period, Customer will be compensated as follows: (i) credit note at prorata temporis (as described in 1.1.b) in case of performance of ***, (ii) credit note at prorata temporis multiplied by a factor of *** in case of performance of *** weeks, (iii) credit note at prorata temporis multiplied by a factor of *** in case of performance of *** or *** weeks, (iii) credit note at prorata temporis multiplied by a factor of *** in case of performance of *** weeks, (iiii) credit note at prorata temporis multiplied by a factor of *** in case of performance *** weeks or less. The foregoing penalty will only be due in cases where AGC’s negligence, willful misconduct or failure to use commercially reasonable efforts leads to these results.

e.	In case of a change to the Process or to the Product, or of a request to perform a new Process transferred by the Customer, upon completion of the technology transfer by the Customer and once the first GMP Batch is manufactured, the Parties shall assess in good faith the appropriateness of the number of full-time equivalents.

f.	If, during the Term, any change or modification to the manufacturing Service requires the commitment of a number of full-time equivalents greater than or fewer than the number of full-time equivalents included in the EGS Team at the start of the Routine phase, the Parties will discuss in good faith and will use commercially reasonable efforts to agree on a PCO that is mutually acceptable.

1.2.	EGS Terms.

a.	AGC shall reserve the EGS for Customer (a “Reservation”) as of the date stated in the Work Statement.

b.	In no event shall AGC be liable for any delay arising from or connected with governmental or regulatory authorizations, or regulatory reviews, provided that AGC used commercially reasonable efforts to perform the Services and comply with the Quality Agreement.

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c.	AGC shall ensure that each EGS meets the legal, applicable standards required to ensure that the manufacturing Services for cell and gene therapy are compliant with cGMP.

d.	Customer acknowledges that the Exclusive GMP Suite shall be subject to the standard shut-down period of the AGC Facility. As of the Effective Date, the duration of such shut-down is *** consecutive weeks per year excluding environmental monitoring.

e.	AGC shall have sole discretion regarding the shut-down period of the AGC Facility, including but not limited to the duration (described in Section 1.2.d, above) and dates of such shut-down. AGC shall: (i) notify Customer of the planned shut-down at the beginning of each year, and (ii) provide Customer with *** days’ prior written notice of the planned closure start month and *** days’ prior notice of the planned closure start date and date of the shut-down period end.

1.3.	EGS Team Terms.

a.	AGC shall ensure that (i) the EGS Team include operators with sufficient skills and experience and will make reasonable efforts to balance seniority level throughout the manufacturing; (ii) each member is trained and qualified to be effectively capable of performing the manufacturing process for the autologous cell therapy,

b.	The EGS Team shall be dedicated solely to the performance of the manufacturing service of Customer’s cell therapy unless otherwise mutually agreed upon by both Parties in writing.

c.	The EGS Team shall not perform any other service for Customer except as agreed upon in a Work Statement or PCO.

2.	TIMELINE AND DELAYS

2.1.	Project Timelines. AGC shall use commercially reasonable efforts to perform the Services and meet the Timelines.

2.2.	Notification. AGC will notify Customer within *** Business Days upon becoming aware, if AGC reasonably believes that it will be unable to meet the Delivery Date. Upon receiving such notification, Customer will discuss with AGC in good faith how the Parties can arrange the performance of the Services, the provision of the Deliverables and of the Product, as soon as practicable.

2.3.	Delays. AGC shall not be responsible for Timeline delays or revisions unless they are caused by AGC’s gross negligence, willful misconduct or failure to use commercially reasonable efforts. If such a delay or revision occurs, AGC shall promptly inform Customer in writing and will attempt to keep the revised Timeline as close as possible to the Timeline in effect immediately before such a delay occurred, taking into account AGC’s other obligations and availability of raw materials, including Customer Materials.

3.	PAYMENT TERMS

EGS and EGS Team (or FTE) Payment Schedule. Unless otherwise agreed under the Work Statement, AGC shall invoice Customer for, and Customer shall pay for EGS and EGS Team (or FTEs) as follows:

3.1.	Ramp-Up Phase:

(a)	monthly fee for the EGS in the amount specified in the Work Statement; and

(b)	monthly fee for *** full-time equivalents (FTEs) in the amount specified in the Work Statement.

The period for the Ramp-Up Phase will be specified in the Work Statement. AGC shall not invoice the Batch Price during the Ramp-Up Phase.

3.2.	Routine Phase:

(a)	25% annual fee for the EGS in the amount specified in the Work Statement, invoiced on the first day of each quarter; and

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(b)	25% annual fee for the EGS Team in the amount specified in the Work Statement, invoiced on the first day of each quarter.

Unless otherwise specified under the Work Statement, the Routine Phase shall commence once both of the following conditions are met (“Routine Phase Commencement Date”):

i.	approval by the Regulatory Authority of the EGS for cGMP activities; and

ii.	successful completion of EGS Team training.

4.	TERMINATION FEE

4.1.	Customer may terminate this Schedule or Work Statement by giving *** months prior written notice to AGC. In no event should such notice be sent prior to the *** month anniversary of the Ramp-Up phase commencement date (for the sake of clarity the notice must not be sent before ***). For any notice of termination received by AGC before the *** month anniversary of the Ramp-Up phase commencement date the customer remains responsible for paying the amounts specified in Section 3 until the end of the *** month period from the date the termination notice is received by AGC . Notwithstanding the foregoing, Customer shall retain the right to terminate pursuant to Section 18.3 of the Agreement when AGC is the Defaulting Party.

4.2.	In the event this Schedule is terminated by AGC pursuant to Section 18.3 of the Agreement when Customer is the Defaulting Party, AGC shall invoice the remaining unpaid amount of the annual fees for the EGS and EGS Team, in accordance with Section 3.

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